UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2013

iSTAR FINANCIAL INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-15371 (Commission File Number)	95-6881527 (I.R.S. Employer Identification Number)

1114 Avenue of the Americas, 39th Floor
New York, NY 10036
(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code: (212) 930-9400

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets

On April 19, 2013, iStar Financial, Inc. (the “Company”) completed the sale of its 24% equity interest in LNR Property LLC (“LNR”) and received $220 million in proceeds. The sale was part of a larger transaction whereby the Company and other sellers (together, the “Owners”) sold 100% of the common stock of LNR to Starwood Property Trust Inc. and investment firm Starwood Capital Group (together, “Starwood”) pursuant to the Unit Purchase Agreement (“Purchase Agreement”) entered into by the Owners and Starwood on January 23, 2013 for an aggregate purchase price of $1.1 billion.

On April 22, 2013, the Company issued a press release regarding the completion of the sale of LNR. A copy of this press release is included as Exhibit 99.2 to the Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a)          Pro forma financial information

See Exhibit 99.1 to this Current Report on Form 8-K.

(b)         Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

99.1

Unaudited Pro Forma Condensed Consolidated Financial Statements of iStar Financial Inc.:

Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2012;

Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2012

Notes to Pro Forma Condensed Consolidated Financial Statements

99.2	Press Release

Forward Looking Statements

Certain statements in this report, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which cause actual results or outcomes to differ materially from those contained in the forward-looking statements.  We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  In assessing all forward-looking statements, readers are urged to read carefully all cautionary statements contained in our other SEC filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iSTAR FINANCIAL INC. Registrant

Date: April 25, 2013	/s/ JAY SUGARMAN
Jay Sugarman
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1

Unaudited Pro Forma Condensed Consolidated Financial Statements of iStar Financial Inc.:

Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2012;

Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2012

Notes to Pro Forma Condensed Consolidated Financial Statements

99.2	Press Release